[Graphic]

Federated Municipal Securities Fund, Inc.
20th Annual Report
March 31, 1997

Established 1976

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Municipal Securities Fund, Inc. was established in 1976, and I am pleased to present the 20th Annual Report for the fund covering the 12-month period from April 1, 1996, to March 31, 1997.

This report begins with an interview with J. Scott Albrecht, Vice President, Federated Advisers, who co-manages the fund with Mary Jo Ochson, Senior Vice President, Federated Advisers. Following Scott's interview is a complete listing of the tax-free municipal securities that comprise the fund's holdings and the financial statements.

Rising taxes? Taxes continue to eat away at investment income. The most practical way to make sure your income remains just that -- your income -- can be through municipal bonds.

Federated Municipal Securities Fund, Inc. is in its 21st year of providing tax-free income* from a broadly diversified portfolio of long-term municipal bonds. On March 31, 1997, the fund's $680 million portfolio included 91 tax-free securities issued by municipalities across our country. The fund's weighted average effective maturity was
13.16 years.

The fund's 30-day current net yield on March 31, 1997 was 4.46% for Class A Shares, 3.56% for Class B Shares, and 3.57% for Class C Shares.** The Class A Shares' yield of 4.46% is equivalent to taxable yields of 7.05%, 6.65% and 6.17%, respectively, for investors in the 39.6%, 36%, and 31% federal tax brackets.

While total return was impacted by a decrease in net asset value, the fund paid a healthy dividend stream. The performance of each share class follows:+

                TOTAL RETURN   INCOME   CAPITAL GAIN
 Class A Shares    1.84%       $0.60       $0.10
 Class B Shares    0.94%       $0.51       $0.10
 Class C Shares    0.95%       $0.51       $0.10

* Income may be subject to the federal alternative minimum tax, and state and local taxes.

** The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date specified by the maximum offering price per share on that date. Then, the figure is compounded and annualized.

+ Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for A, B, and C Share classes were -2.75%, -4.62%, and -0.03%, respectively.

Thank you for selecting Federated Municipal Securities Fund, Inc. as a convenient way to pursue income from a broad list of municipal securities. Of course, you have the option of receiving income from the fund or building your account by reinvesting your dividends and enjoying the benefit of tax-free compounding.

Sincerely yours,

[Graphic]


J. Christopher Donahue
President
May 15, 1997

INVESTMENT REVIEW

[Graphic]

J. Scott Albrecht
Vice President
Federated Advisers

[Graphic]

Mary Jo Ochson
Senior Vice President
Federated Advisers

[Graphic]
PLEASE COMMENT ON THE MUNICIPAL MARKET, WHICH SEEMED TO BE
CHARACTERIZED BY A LACK OF DIRECTION DURING THE PERIOD.

The bond market's direction over the one-year period ended March 31, 1997, can best be characterized as moving sideways. A trading range between 6.25% and 7.25% for the Treasury bond was established. We are currently in the "Greenspan Market," as the Federal Reserve Board (the "Fed") increased rates by a quarter of one percent with the possibility of another rate increase this year.

The municipal market is driven to a large degree by specific market technicals such as the supply of municipal bonds coming to market and the demand for that supply by the various potential buyers, i.e., individuals, insurance companies and mutual funds. The favorable technical position of the municipal market has allowed it to outperform the Treasury market for most of the past several months. The ratio of municipal bond yields to Treasury bond yields is a useful measure of the relative performance of the municipal bond market. Currently, this ratio is approximately 80%, which is close to the low for the previous twelve months and reflects the municipal market's strong relative performance versus Treasury bonds.

[Graphic]
WHY DID THE MUNICIPAL MARKET CONTINUE TO PERFORM STRONGLY RELATIVE TO THE TREASURY MARKET?

The technical position that exists in the municipal bond market has provided the circumstances for the relative outperformance versus the Treasury bond market. The favorable technical position included a limited number of new issues coming to market over the period. For example, the supply of municipal bonds coming to market in the first two months of 1997 was 14.5% less than during the same period in 1996. The demand for tax-exempt assets -- especially from institutional buyers such as insurance companies and corporations -- was relatively stable. As a result, municipal bond prices were able to exhibit less price volatility than Treasury bond prices over the period.

[Graphic]
IN THIS ENVIRONMENT, HOW DID FEDERATED MUNICIPAL SECURITIES FUND, INC. PERFORM WITH RESPECT TO INVESTMENT RETURN OVER THE 12-MONTH REPORTING PERIOD?

For the 12-month period that ended on March 31, 1997, investors in Federated Municipal Securities Fund, Inc. A, B, and C Share classes received total returns of 1.84%, 0.94%, and 0.95%, respectively, based on net asset value.*

The fund's performance over the period was driven by its neutral duration position relative to the market. Better diversification across the yield curve also had a significant impact on the fund's performance.

[Graphic]
HOW DID FEDERATED MUNICIPAL SECURITIES FUND, INC. PERFORM IN TERMS OF INCOME AND YIELD?

Tax-free dividends were above-average, totaling $0.60 per share for Class A Shares, $0.51 per share for Class B Shares and $0.51 per share for Class C Shares. Each share class also received a capital gain totaling $0.10 per share.

The 30-day current net yield on March 31, 1997 was 4.46% for Class A Shares, 3.56% for Class B Shares, and 3.57% for Class C Shares.** The fund's Class A Shares' yield of 4.46% has taxable yield equivalents of 7.05%, 6.65%, and 6.17%, respectively, for investors in the 39.6%, 36%, and 31% federal tax brackets.+

The fund's above-average income performance is directly related to its positions in higher yielding sectors of the municipal market. These higher yielding sectors include health care, housing, industrial development and electric power. The security selection process is very credit intensive and requires diligent surveillance on an ongoing basis.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for A, B, and C Share classes were -2.75%, -4.62%, and -0.03%, respectively.

** The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date specified by the maximum offering price per share on that date. Then, the figure is compounded and annualized.

+ The taxable yield equivalents, based on offering price, for investors in the 39.6%, 36%, and 31% federal tax brackets are 5.89%, 5.56%, and 5.15%, respectively, for Class B Shares; and 5.91%,
  5.57%, and 5.17%, respectively, for Class C Shares.

[Graphic]
THE FUND'S 30-DAY YIELD, DIVIDEND, AND TOTAL RETURN DECLINED SUBSTANTIALLY FROM 1996 TO 1997. WHAT EVENTS CAUSED THE DECLINES?

The fund's Class A Shares' 30-day yield fell from 5.19% on March 31, 1996, to 4.46% on March 31, 1997. As a consequence of the reduced yield of its portfolio, the fund's Class A Shares' monthly dividend was reduced from $0.052 per share on March 31, 1996, to $0.045 on March 31, 1997. The Class A Shares' 12-month total return based on net asset value also fell from 5.32% in 1996 to 1.84% in 1997. B and C Share classes experienced similar declines.*

The reduction of the yield, dividend, and total return was attributable primarily to two events. First, a restructuring of the fund began in the third quarter of 1996. As a result, the proceeds from the sale of several securities were reinvested in a lower interest rate environment.

Second, during the period, two bonds backed by office wastepaper-to-pulp recycling projects were deemed non-income producing after the underlying recycling facilities were shut down. The loss of income from these bonds, which represent 3.6% of the fund's net assets at March 31, 1997, contributed to the reduction in the fund's yield and dividends. In April 1997, the fund entered into a settlement agreement regarding the Marion, West Virginia facility. The agreement contemplates a restructuring and reduction in the principal amount of the related bonds. The fund is currently discussing a restructuring of the bonds with the owner and builder of the Fitchburg, Massachusetts facility.

* For Class B Shares, as of fiscal year end (3/31), the 30-day yield was 4.29% (1996) and 3.56% (1997); the monthly dividend was $0.044
  (1996) and $0.038 (1997); and the total return was 4.40% (1996) and
  0.94% (1997) based on net asset value. For Class C Shares, as of fiscal year end (3/31), the 30-day yield was 4.30% (1996) and 3.57%
  (1997); the monthly dividend was $0.044 (1996) and $0.038 (1997);
  and the total return was 4.42% (1996) and 0.95% (1997) based on net asset value.

[Graphic]
WHAT WERE THE FUND'S TOP HOLDINGS?

On March 31, 1997, the fund's top 10 holdings were:

                                                          PERCENTAGE
 NAME                                          RATING    OF PORTFOLIO
 Long Beach, CA Harbor                          AAA          3.94%
 District of Columbia - Georgetown Univ.         A+          3.44%
 Indianapolis, IN Airport Authority             BBB          3.00%
 San Antonio, TX Electric & Gas                  AA          2.96%
 Valdez, AK Marine Terminal - BP Pipeline       AA-          2.71%
 New York City Municipal Water Authority         A-          2.45%
 Salt Lake City, UT Hospital Authority          AAA          2.44%
 Illinois State, UT GO Bonds                    AAA          2.37%
 Pennsylvania Higher Education Facilities       AAA          2.10%
 Massachusetts IFA, Massachusetts Recycling      NR          2.10%
   Total Percentage of Portfolio                            27.52%

[Graphic]
WITH MR. GREENSPAN'S ACTION IN PLACE, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET THROUGH 1997?

The outlook for municipal bonds is mixed. Rate increases affect all bonds, and of course, their value. However, the Fed's action is short-term "negative" and long-term "positive." Historically, higher rates hurt businesses and slow the economy. Eventually, this can cause a slowdown and lower interest rates, thereby improving bond prices. We believe that bonds could end up performing quite well relative to equities in 1997 on the basis of total return. The U.S. economy's real growth rate is expected to slow in the second half of the year and inflation should continue to remain submissive. Combine this situation with a federal budget that is structured to potentially achieve balance in the year 2002, and a powerful market environment could exist for lower interest rates and, as a result, higher bond prices.

We believe that the municipal bond market should be among the better performing fixed-income asset classes in 1997. The supply of municipal bonds should continue to be somewhat constrained, creating a certain measure of scarcity value. At the same time, the demand for municipal bonds is expected to improve as investors reach their desired equity exposure and begin to realize that taxes do matter.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED MUNICIPAL SECURITIES FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $21,000 IN THE CLASS A SHARES OF FEDERATED MUNICIPAL SECURITIES FUND, INC. ON 10/4/76, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $71,593 ON 3/31/97. YOU WOULD HAVE EARNED A 6.17%* AVERAGE ANNUAL TOTAL RETURN FOR THE 21-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all tax-free distributions in fund shares. This increases the number of shares on which you can earn future tax-free dividends, and you gain the benefit of tax-free compounding.

As of 3/31/97, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (2.75)%, 4.42%, and 5.89%, respectively. The Class B Shares' average annual 1-year and since inception (7/26/94) total returns were (4.62)% and 1.74%, respectively. The Class C Shares' average annual 1-year and since inception (4/21/93) total returns were (0.03)% and 2.64%, respectively.

GRAPHIC PRESENTATION "A1" OMITTED.  SEE APPENDIX.

* Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED MUNICIPAL SECURITIES FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 21 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $47,077.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Municipal Securities Fund, Inc. on 10/4/76, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $21,000, but your account would have reached a total value of $47,077* by 3/31/97. You would have earned an average annual total return of
7.12%.

A practical investment plan helps you pursue a high level of income through tax-free municipal bonds. Through systematic investing, you buy shares on a regular basis and reinvest all tax-free earnings. An investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

GRAPHIC PRESENTATION "A2" OMITTED.  SEE APPENDIX.

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor. Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED MUNICIPAL SECURITIES FUND, INC.
HYPOTHETICAL INVESTORS PROFILE: INVESTING FOR TAX-FREE INCOME

Larry and Barbara Bartlett are a fictional couple who, like all other tax-sensitive shareholders, want to keep more of what they earn.

Larry owns a successful architectural firm and Barbara is a marketing executive. Their combined income puts them in the 39.6% federal tax bracket. On March 31, 1987, the Bartletts invested $26,000 in the
Class A Shares of Federated Municipal Securities Fund, Inc.

As this chart shows, in 10 years, their original $26,000 investment has grown to $46,494 -- that's $22,036 in tax-free income.* This represents a 5.89% average annual total return. As far as the Bartletts are concerned, this fund has made all the difference.

GRAPHIC PRESENTATION "A3" OMITTED.  SEE APPENDIX.

* Income may be subject to the federal alternative minimum tax, and state and local taxes.

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED MUNICIPAL SECURITIES FUND, INC.
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED MUNICIPAL SECURITIES FUND, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1987 to March 31, 1997, compared to the Lehman Brothers Revenue Bond Index (LBRBI).+

GRAPHIC PRESENTATION "A4" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBRBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBRBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED MUNICIPAL SECURITIES FUND, INC.
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED MUNICIPAL SECURITIES FUND, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 1997, compared to the Lehman Brothers Revenue Bond Index (LBRBI).+

GRAPHIC PRESENTATION "A5" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBRBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBRBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED MUNICIPAL SECURITIES FUND, INC.
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED MUNICIPAL SECURITIES FUND, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from April 21, 1993 (start of performance) to March 31, 1997, compared to the Lehman Brothers Revenue Bond Index (LBRBI).+

GRAPHIC PRESENTATION "A6" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBRBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBRBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED MUNICIPAL SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS

MARCH 31, 1997

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 SHORT-TERM MUNICIPALS -- 0.2%
                         TEXAS -- 0.2%
 $             1,600,000 Harris County, TX HFDC, (Series B) Daily VRDNs (St. Luke's
                         Episcopal Hospital)(AT AMORTIZED COST)                           AA     $
1,600,000
 LONG-TERM MUNICIPALS -- 97.9%
                         ALABAMA -- 1.7%
               2,000,000 Courtland, AL IDB, Solid Waste Disposal Revenue Bonds
                         (Series A), 6.50% (Champion International Corp.)/(Original
                         Issue Yield: 6.654%), 9/1/2025                                  BBB
2,005,400
               3,620,000 Jefferson County, AL, Sewer Revenue Refunding Warrants
                         (Series 1997-A), 5.625% (FGIC INS)/(Original Issue Yield:
                         5.68%), 2/1/2018                                                AAA
3,511,726
               6,260,000 Jefferson County, AL, Sewer Revenue Warrants (Series
                         1997D), 5.70% (FGIC INS)/(Original Issue Yield: 5.73%),
                         2/1/2018                                                        AAA
6,139,057
                          Total
11,656,183
                         ALASKA -- 2.7%
              20,000,000 Valdez, AK Marine Terminal, Revenue Refunding Bonds
                         (Series B), 5.50% (BP Pipeline Inc.), 10/1/2028                 AA-
18,446,800
                         ARIZONA -- 1.2%
               8,000,000 Salt River Project, AZ Agricultural Improvement & Power
                         District, Electric System Revenue Bonds (Series A), 7.875%
                         (United States Treasury PRF)/(Original Issue Yield: 7.916%),
                         1/1/2028 (@102)                                                 AAA
8,394,720
                         CALIFORNIA -- 7.6%
               1,000,000 Anaheim, CA Public Financing Authority, Lease Revenue
                         Bonds (Series 1997C), 6.00% (Anaheim Public Improvements
                         Project)/(FSA INS), 9/1/2010                                    AAA
1,059,150
               1,000,000 Anaheim, CA Public Financing Authority, Lease Revenue
                         Bonds (Series 1997C), 6.00% (Anaheim Public Improvements
                         Project)/(FSA INS), 9/1/2011                                    AAA
1,054,890


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         CALIFORNIA -- CONTINUED
 $             1,600,000 Anaheim, CA Public Financing Authority, Lease Revenue
                         Bonds (Series 1997C), 6.00% (Anaheim Public Improvements
                         Project)/(FSA INS), 9/1/2016                                    AAA     $
1,649,168
               9,400,000 California PCFA, Refunding Revenue Bonds (Series A), 5.90%
                         (San Diego Gas & Electric)/(Original Issue Yield: 5.934%),
                         6/1/2014                                                         A2
9,650,040
              11,290,000 California PCFA, Solid Waste Disposal Revenue Bonds,
                         6.875% (Browning-Ferris Industries, Inc.)/(Original Issue
                         Yield: 6.95%), 11/1/2027                                         A
12,101,751
              29,000,000 Long Beach California Harbor, Revenue Bonds, 5.375%
                         (MBIA INS)/(Original Issue Yield: 5.75%), 5/15/2020             AAA
26,832,250
                          Total
52,347,249
                         DISTRICT OF COLUMBIA -- 6.3%
              14,775,000 District of Columbia Hospital Authority, Revenue Refunding
                         Bonds (Series A and B), 7.00% - 7.125% (Medlantic Healthcare
                         Group)/(Original Issue Yield: 7.282% - 7.30%), 8/15/2015 -
                         8/15/2019                                                       BBB+
15,472,164
              22,250,000 District of Columbia, Revenue Bonds (Series B), 7.15%
                         (Georgetown University)/(Original Issue Yield: 7.191%),
                         4/1/2021                                                         A+
23,428,805
               4,765,000 Georgetown University, 8.25%, 4/1/2018                          AA-
5,032,126
                          Total
43,933,095
                         FLORIDA -- 1.6%
               4,335,000 Florida State Board of Education Administration, UT GO
                         Capital Outlay Bonds, 9.125% (Florida State)/(Original Issue
                         Yield: 9.173%), 6/1/2014                                         AA
5,984,988
                 665,000 Florida State Board of Education Administration, UT GO
                         Capital Outlay Bonds, 9.125% (Florida State)/(United States
                         Treasury COL)/(Original Issue Yield: 9.173%), 6/1/2014          AAA
918,478
               3,000,000 Florida State, UT GO Bonds, Broward County Expressway
                         Authority, 10.00% (Original Issue Yield: 10.105%), 7/1/2014      AA
4,427,970
                          Total
11,331,436


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         GEORGIA -- 4.1%
 $             3,000,000 Dalton, GA, Combined Utility Revenue Bonds (Series 1997),
                         6.00% (MBIA INS), 1/1/2008                                      AAA     $
3,194,190
               5,000,000 Georgia Municipal Electric Authority, Power Revenue Bonds
                         (Series O), 8.125%, 1/1/2017                                     A+
5,235,050
               2,500,000 Georgia Municipal Electric Authority, Revenue Refunding
                         Bonds (Series Q), 8.375% (Original Issue Yield: 8.397%),
                         1/1/2016                                                        AA-
2,626,875
               5,000,000 Georgia State, UT GO Bonds (Series F), 6.50%, 12/1/2007         AA+
5,585,250
               6,000,000 Georgia State, UT GO, 6.00%, 9/1/2007                           AA+
6,449,460
               5,000,000 Metropolitan Atlanta Rapid Transit Authority, Sales Tax
                         Revenue Bonds (Series J), 8.00% (United States Treasury
                         PRF)/(Original Issue Yield: 8.043%), 7/1/2018 (@102)            AAA
5,337,750
                          Total
28,428,575
                         ILLINOIS -- 5.4%
               2,080,000 Chicago, IL, GO Library Bonds (Series 1997), 5.25% (FGIC
                         INS)/(Original Issue Yield: 5.55%), 1/1/2012                    AAA
1,987,274
               2,200,000 Chicago, IL, Motor Fuel Tax Refunding Revenue Bonds,
                         6.125% (AMBAC INS), 1/1/2009                                    AAA
2,352,042
               5,000,000 Illinois Development Finance Authority, Housing Revenue
                         Bonds, 6.10% (Catholic Charities Housing Development
                         Corp.), 1/1/2020                                                 NR
4,735,150
              11,430,000 Illinois Health Facilities Authority, Hospital Revenue Bonds
                         (Series A), 9.25% (Edgewater Hospital & Medical Center, IL),
                         7/1/2024                                                         NR
12,490,018
              16,000,000 Illinois State, UT GO Bonds, 5.125% (FGIC INS), 12/1/2004       AAA
16,130,080
                          Total
37,694,564
                         INDIANA -- 5.9%
               6,200,000 Indiana Health Facility Financing Authority, Hospital
                         Revenue Bonds, 6.625% (Floyd Memorial Hospital, IN)/
                         (Original Issue Yield: 6.902%), 2/15/2022                        A
6,357,232


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         INDIANA -- CONTINUED
 $            19,000,000 Indianapolis, IN Airport Authority, Special Facilities
                         Revenue
                         Bonds, 7.10% (Federal Express Corp.)/(Original Issue Yield:
                         7.178%), 1/15/2017                                              BBB     $
20,375,790
              10,000,000 Kokomo, IN Hospital Authority, Revenue Refunding Bonds,
                         6.35% (St. Joseph Hospital, IN)/(Original Issue Yield:
                         6.40%),
                         8/15/2013                                                       BBB
10,060,300
               4,500,000 LaPorte County, IN Hospital Authority, Hospital Facility
                         Revenue Refunding Bonds, 6.25% (LaPorte Hospital, Inc.,
                         IN)/(Original Issue Yield: 6.35%), 3/1/2012                     BBB
4,401,675
                          Total
41,194,997
                         LOUISIANA -- 3.0%
               6,000,000 De Soto Parish, LA Environmental Improvement Authority,
                         Revenue Bonds, 7.70% (International Paper Co.), 11/1/2018        A-
6,800,520
               3,550,000 St. Charles Parish, LA, Solid Waste Disposal Revenue Bonds
                         (Series A), 7.00% (Louisiana Power & Light Co.)/(Original
                         Issue Yield: 7.04%), 12/1/2022                                  BBB+
3,687,917
              10,000,000 St. James Parish, LA, Solid Waste Disposal Revenue Bonds,
                         7.70% (Freeport McMoRan, Inc.)/(Original Issue Yield:
                         7.75%), 10/1/2022                                                NR
10,244,700
                          Total
20,733,137
                         MARYLAND -- 1.8%
              12,220,000 Maryland State Community Development Administration,
                         SFM Revenue Bonds (5th Series), 6.75%, 4/1/2026                  Aa
12,678,250
                         MASSACHUSETTS -- 2.4%
              33,800,000 (a)Massachusetts IFA, Solid Waste Disposal Sr. Lien Revenue
                         Bonds (Series A), 9.00% (Massachusetts Recycling
                         Association), 8/1/2016                                           NR
14,280,838
               2,200,000 Massachusetts State HFA, Rental Housing
                         Mortgage Revenue Bonds, 1995 Series E, 5.90%
                         (AMBAC INS), 7/1/2025 AAA
2,158,266
                          Total
16,439,104


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         MICHIGAN -- 2.8%
 $            15,455,000 Michigan State Hospital Finance Authority, Revenue Bonds,
                         5.25% (St. John Hospital, MI)/(AMBAC INS)/(Original Issue
                         Yield: 5.65%), 5/15/2026                                        AAA     $
13,994,966
                 500,000 Michigan State Hospital Finance Authority, Revenue Bonds,
                         Providence Hospital, 7.00% (Daughters of Charity)/(Original
                         Issue Yield: 7.04%), 11/1/2021                                   Aa
538,105
               5,000,000 Royal Oak, MI Hospital Finance Authority, Refunding
                         Revenue Bonds, 5.25% (William Beaumont Hospital, MI)/
                         (Original Issue Yield: 5.943%), 1/1/2020                         AA
4,551,800
                          Total
19,084,871
                         MINNESOTA -- 2.9%
               8,000,000 St. Paul, MN Housing & Redevelopment Authority, Hospital
                         Revenue Refunding Bonds (Series A), 6.625% (Healtheast,
                         MN)/(Original Issue Yield: 6.687%), 11/1/2017                   BBB
8,156,560
              12,000,000 VRDC/IVRC Trust, GO Inverse Variable Rate Certificates,
                         7.573% (Regents of University of Minnesota), 5/18/2012           NR
12,075,000
                          Total
20,231,560
                         NEW MEXICO -- 0.8%
               5,000,000 Farmington, NM, PCR Refunding Bonds (Series A), 7.20%
                         (Southern California Edison Co.)/(Original Issue Yield:
                         7.30%), 4/1/2021                                                 A+
5,422,000
                         NEW YORK -- 9.8%
               3,000,000 Municipal Assistance Corp. of New York, Revenue Bonds
                         (Series 67), 7.625% (Original Issue Yield: 7.698%), 7/1/2008    AA-
3,246,060
              18,000,000 New York City Municipal Water Finance Authority,
                         Revenue Bonds (Series A), 5.50% (Original Issue Yield:
                         6.25%), 6/15/2020                                                A-
16,677,180
              13,600,000 New York City, NY IDA, Special Facility Revenue Bonds,
                         6.00% (Terminal One Group Association)/(Original Issue
                         Yield: 6.45%), 1/1/2019                                          A
13,157,864
              10,000,000 New York City, NY, UT GO Bonds (Series B), 6.00% (Original
                         Issue Yield: 6.25%), 8/15/2026                                  BBB+
9,567,800


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         NEW YORK -- CONTINUED
 $             5,000,000 New York State Environmental Facilities Corp., Solid Waste
                         Disposal Revenue Bonds, 6.10% (Occidental Petroleum
                         Corp.)/(Original Issue Yield: 6.214%), 11/1/2030                BBB     $
4,896,250
               2,000,000 New York State Mortgage Agency, Mortgage Revenue Bonds
                         (Series 30-B), 6.65% (FHA GTD), 10/1/2025                        Aa
2,069,400
              13,000,000 New York State Power Authority, Revenue Bonds (Series V),
                         8.00% (United States Treasury PRF), 1/1/2017 (@102)              AA
13,652,080
               4,300,000 Triborough Bridge & Tunnel Authority, NY, Revenue
                         Refunding Bonds (Series L), 8.125% (Original Issue Yield:
                         8.22%), 1/1/2012                                                 A+
4,507,389
                          Total
67,774,023
                         NORTH CAROLINA -- 2.0%
               9,000,000 Martin County, NC IFA, (Series 1995) Solid Waste Disposal
                         Revenue Bonds, 6.00% (Weyerhaeuser Co.), 11/1/2025               A
8,948,250
               4,500,000 North Carolina Municipal Power Agency No. 1, Catawba
                         Electric Revenue Refunding Bonds, 7.875% (United States
                         Treasury PRF), 1/1/2019 (@102)                                  AAA
4,722,390
                          Total
13,670,640
                         OHIO -- 0.2%
               1,000,000 Franklin County, OH Hospital Facility Authority, Hospital
                         Revenue Refunding & Improvement Bonds, 7.25% (Riverside
                         United Methodist Hospital)/(MBIA INS)/(Original Issue
                         Yield: 7.29%), 5/15/2020                                        AAA
1,092,770
                         OKLAHOMA -- 1.7%
               3,780,000 Enid, OK Municipal Authority, Sales Tax & Utility Refunding
                         Revenue Bonds, 5.50% (AMBAC INS), 2/1/2004                      AAA
3,882,476
               7,500,000 Tulsa, OK Municipal Airport, Revenue Bonds, 7.60%
                         (American Airlines)/(Original Issue Yield: 7.931%),
                         12/1/2030                                                       Baa2
8,073,150
                          Total
11,955,626


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         PENNSYLVANIA -- 10.1%
 $            10,815,000 Commonwealth of Pennsylvania, UT GO Bonds (First Series
                         of 1997), 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%),
                         3/15/2011                                                       AAA     $
10,338,924
               7,520,000 Commonwealth of Pennsylvania, UT GO Bonds (First Series
                         of 1997), 5.125% (AMBAC INS)/(Original Issue Yield: 5.40%),
                         3/15/2012                                                       AAA
7,137,082
               1,300,000 Latrobe, PA Industrial Development Authority, College
                         Revenue Bonds, 6.75% (St. Vincent College, PA)/(Original
                         Issue Yield: 7.00%), 5/1/2024                                   Baa1
1,352,208
               7,250,000 Pennsylvania EDFA, Revenue Bonds, 7.60% (Macmillan
                         Bloedel LTD Partnership)/(Original Issue Yield: 7.65%),
                         12/1/2020                                                       BBB-
8,034,015
               8,000,000 Pennsylvania Housing Finance Authority, SFM Revenue
                         Bonds (Series 39B), 6.875%, 10/1/2024                            AA
8,390,720
               4,000,000 Pennsylvania State Higher Education Facilities Authority,
                         Hospital Revenue Bonds (Series A), 7.25% (Allegheny
                         General Hospital)/(Original Issue Yield: 7.40%), 9/1/2017       AA-
4,290,680
              12,865,000 Pennsylvania State Higher Education Facilities Authority,
                         Revenue Bonds (Series A), 7.375% (Medical College of
                         Pennsylvania)/(United States Treasury PRF)/(Original Issue
                         Yield: 7.45%), 3/1/2021                                         AAA
14,284,653
              15,000,000 Philadelphia, PA School District, UT GO (Series B), 5.50%
                         (AMBAC INS)/(Original Issue Yield: 5.95%), 9/1/2025             AAA
14,127,900
               2,000,000 Sayre, PA, Health Care Facilities Authority, Revenue Bonds
                         (Series A), 7.10% (Guthrie Healthcare System, PA)/(AMBAC
                         INS)/(Original Issue Yield: 7.175%), 3/1/2017                   AAA
2,174,980
                          Total
70,131,162
                         TENNESSEE -- 3.5%
              13,000,000 Springfield, TN Health & Educational Facilities Board,
           Hospital Revenue Bonds, 8.50% (NorthCrest Medical
          Center)/(Original Issue Yield: 8.875%), 4/1/2024 NR
13,937,040


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         TENNESSEE -- CONTINUED
 $            10,000,000 Tennessee State, Refunding UT GO Bonds (Series B), 5.50%,
                         5/1/2003                                                        AA+     $
10,389,100
                          Total
24,326,140
                         TEXAS -- 13.2%
               4,000,000 Brazos River Authority, TX, PCR Revenue Bonds (Series A),
                         7.875% (Texas Utilities Electric Co.), 3/1/2021                 BBB
4,361,040
              12,750,000 Dallas-Fort Worth, TX International Airport Facilities,
                         Revenue Bonds, 7.25% (American Airlines)/(Original Issue
                         Yield: 7.428%), 11/1/2030                                       Baa2
13,652,062
               2,000,000 Gulf Coast, TX Waste Disposal Authority, Revenue Bonds
                         (Series A), 6.875% (Champion International Corp.)/(Original
                         Issue Yield: 7.15%), 12/1/2028                                  BBB
2,079,720
               2,200,000 Harris County, TX HFDC, Hospital Revenue Bonds, Series
                         1997A, 6.00% (Memorial Hospital System)/(MBIA LOC),
                         6/1/2011                                                        AAA
2,297,152
               4,000,000 Harris County, TX HFDC, Hospital Revenue Bonds, Series
                         1997A, 6.00% (Memorial Hospital System)/(MBIA LOC),
                         6/1/2012                                                        AAA
4,163,800
               5,200,000 Harris County, TX, UT GO Subordiate Lien Toll Road
                         Revenue Bond, 7.00%, 8/15/2010                                   AA
5,971,264
               3,360,000 Houston, TX Hotel Occupancy Tax, Sr. Lien Refunding
                         Revenue Bonds, 6.00% (FSA INS), 7/1/2004                        AAA
3,543,120
               3,000,000 Houston, TX Water & Sewer System, Junior Lien Refunding
                         Revenue Bonds (Series A), 5.25% (FGIC INS)/(Original Issue
                         Yield: 5.60%), 12/1/2025                                        AAA
2,741,280
               3,700,000 Red River Authority, TX, PCR Bonds, 6.875% (Hoechst
                         Celanese Corp.)/(Original Issue Yield: 6.939%), 4/1/2017        AA-
3,946,050
               6,925,000 Richardson, TX Hospital Authority, Hospital Refunding &
                         Improvement Bonds, 6.50% (Richardson Medical Center,
                         TX)/(Original Issue Yield: 6.72%), 12/1/2012                    BBB-
7,017,933


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         TEXAS -- CONTINUED
 $             1,000,000 Richardson, TX Hospital Authority, Hospital Refunding &
                         Improvement Bonds, 6.75% (Richardson Medical Center, TX)/
                         (Original Issue Yield: 6.82%), 12/1/2023                        BBB-    $
1,027,240
              22,450,000 San Antonio, TX Electric & Gas, Revenue Refunding Bonds,
                         5.00% (Original Issue Yield: 6.10%), 2/1/2017                    AA
20,116,547
               6,555,000 Texas A & M University Permanent University Fund,
                         Revenue Bonds, 5.40%, 7/1/2003                                  AAA
6,752,174
               1,500,000 Texas State, UT GO Veterans Housing Assistance, 7.00%,
                         12/1/2025                                                        AA
1,573,875
              14,000,000 Texas State, Veterans Land UT GO Bonds (Series 1996), 5.25%
                         (Original Issue Yield: 5.50%), 12/1/2026                         AA
12,525,100
                          Total
91,768,357
                         UTAH -- 2.8%
              13,500,000 Salt Lake City, UT Hospital Authority, Hospital Revenue
                         Refunding Bonds (Series A), 8.125% (IHC Hospitals Inc., UT)/
                         (United States Treasury COL)/(Original Issue Yield: 8.17%),
                         5/15/2015                                                       AAA
16,626,465
               2,500,000 Salt Lake City, UT Hospital Authority, Hospital Revenue
                         Refunding Bonds (Series B), 8.125% (IHC Hospitals Inc., UT)/
                         (Original Issue Yield: 8.17%), 5/15/2015                         AA
2,648,100
                          Total
19,274,565
                         WASHINGTON -- 1.6%
               5,000,000 Pilchuck Development Public Corp., WA, Special Facilities
                         Airport Revenue Bonds ( Series 1993), Tramco, Inc. Project,
                         6.00% (Goodrich (B.F.) Co.), 8/1/2023                           BBB+
4,820,300
               5,900,000 Washington State, Refunding UT GO Bonds (Series R-96C),
                         6.00%, 7/1/2004                                                  AA
6,267,452
                          Total
11,087,752


FEDERATED MUNICIPAL SECURITIES FUND, INC.

    PRINCIPAL                                                                          CREDIT
     AMOUNT                                                                            RATING*
VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                         WEST VIRGINIA -- 1.5%
 $             3,800,000 (a)Marion County, WV County Commission, Solid Waste
                         Disposal Facility Revenue Bonds (Series 1994), 8.25%
                         (American Power Paper Recycling), 12/1/2011                      NR     $
1,691,038
              20,000,000 (a)Marion County, WV County Commission, Solid Waste
                         Facility Revenue Bonds (Series 1993), 7.75% (American Power
                         Paper Recycling), 12/1/2011                                      NR
8,900,000
                          Total
10,591,038
                         WYOMING -- 1.3%
               8,460,000 Sweetwater County, WY IDA, Solid Waste Disposal Revenue
                         Bonds (Series A), 7.00% (FMC Corp.), 6/1/2024                   BBB
8,989,511
                          TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $691,309,932)
678,678,125
                          TOTAL INVESTMENTS (IDENTIFIED COST $692,288,766)(B)
$680,278,125

Securities that are subject to Alternative Minimum Tax represent 33.4% of the portfolio as calculated based upon total portfolio market value.

* Please refer to the Appendix of the Statement of Additional
  Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) Non-income producing security.

  Massachusetts IFA, Solid Waste Disposal Sr. Lien Revenue Bonds (Series A), 9.00% (Massachusetts Recycling Association)

  Currently, the obligor has defaulted on the Series A revenue bonds. The obligor and contractor are currently in negotiations with the bondholders. The investment adviser is unable to predict the outcome of the negotiations.

  Marion County, WV County Commission, Solid Waste Facility Revenue Bonds (Series 1993/1994), 7.75 - 8.25% (American Power Paper Recycling)

  Currently, the obligor is in bankruptcy. The fund has entered into a settlement agreement with the partners of the obligor, this agreement contemplates a restructuring and reduction in the principal amount of the bonds.

(b) The cost of investments for federal tax purposes amounts to $695,362,682. The net unrealized depreciation of investments on a federal tax basis amounts to $15,084,557 which is comprised of $23,290,548 appreciation and $38,375,105 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($693,594,848) at March 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation COL -- Collateralized EDFA -- Economic Development Financing Authority FGIC -- Financial Guaranty Insurance Company FHA -- Federal Housing Administration FSA -- Financial Security Assurance GO -- General Obligation GTD -- Guaranty HFA -- Housing Finance Authority HFDC -- Health Facility Development Corporation IDA -- Industrial Development Authority IDB -- Industrial Development Bond IFA -- Industrial Finance Authority INS -- Insured IVRC -- Inverse Variable Rate Certificate LOC -- Letter of Credit LTD -- Limited MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue PCFA -- Pollution Control Finance Authority PRF -- Prerefunded SFM -- Single Family Mortgage UT -- Unlimited Tax VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

 ASSETS:
 Total investments in securities, at value (identified
 cost $692,288,766 and tax cost                                                            $680,278,125
 $695,362,682)
 Cash                                                                                           241,903
 Income receivable                                                                           13,279,785
 Receivable for investments sold                                                              1,843,420
 Receivable for shares sold                                                                   1,562,966
   Total assets                                                                             697,206,199
 LIABILITIES:
 Payable for shares redeemed                                        $   1,870,711
 Income distribution payable                                            1,450,497
 Accrued expenses                                                         290,143
   Total liabilities                                                                          3,611,351
 NET ASSETS for 67,287,797 shares outstanding                                              $693,594,848
 NET ASSETS CONSIST OF:
 Paid in capital                                                                           $708,965,828
 Net unrealized depreciation of investments                                                 (12,010,640)
 Accumulated net realized loss on investments                                                   (34,795)
 Distributions in excess of net investment income                                            (3,325,545)
   Total Net Assets                                                                        $693,594,848
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($595,515,100 / 57,773,220                                            $10.31
 shares outstanding)
 Offering Price Per Share (100/95.50 of $10.31)*                                                 $10.80
 Redemption Proceeds Per Share                                                                   $10.31
 CLASS B SHARES:
 Net Asset Value Per Share ($77,535,846 / 7,521,540                                              $10.31
 shares outstanding)
 Offering Price Per Share                                                                        $10.31
 Redemption Proceeds Per Share (94.50/100 of                                                      $9.74
 $10.31)**
 CLASS C SHARES:
 Net Asset Value Per Share ($20,543,902 / 1,993,037                                              $10.31
 shares outstanding)
 Offering Price Per Share                                                                        $10.31
 Redemption Proceeds Per Share (99.00/100 of                                                     $10.21
 $10.31)**

* See "How to Purchase Shares" in the Prospectus.
** See "How to Redeem Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1997

 INVESTMENT INCOME:
 Interest                                                                                $  45,675,471
 EXPENSES:
 Investment advisory fee                                               $ 4,379,885
 Administrative personnel and services fee                                 547,583
 Custodian fees                                                            106,679
 Transfer and dividend disbursing agent fees and                           447,189
 expenses
 Directors'/Trustees' fees                                                  19,628
 Auditing fees                                                              18,116
 Legal fees                                                                 10,216
 Portfolio accounting fees                                                 148,700
 Distribution services fee -- Class B Shares                               527,131
 Distribution services fee -- Class C Shares                               177,337
 Shareholder services fee -- Class A Shares                              1,576,818
 Shareholder services fee -- Class B Shares                                175,710
 Shareholder services fee -- Class C Shares                                 59,112
 Share registration costs                                                   49,174
 Printing and postage                                                      124,622
 Insurance premiums                                                         10,967
 Taxes                                                                     101,367
 Miscellaneous                                                               9,723
     Total expenses                                                      8,489,957
 Waivers --
     Waiver of shareholder services fee -- Class A       $(883,019)
     Shares
     Waiver of shareholder services fee -- Class C          (2,364)
     Shares
     Total waivers                                                         (885,383)
                  Net expenses                                                               7,604,574
                   Net investment income                                                    38,070,897
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                              (30,587)
 Net change in unrealized appreciation (depreciation)                                      (25,442,823)
 of investments
     Net realized and unrealized loss on investments                                       (25,473,410)
          Change in net assets resulting from                                            $  12,597,487
          operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED MARCH 31,
                                                                      1997               1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                         $   38,070,897     $  44,749,297
 Net realized gain (loss) on investments ($(439,197) net loss and $6,671,235 net
 gain, respectively, as computed for federal tax purposes)            (30,587)        7,079,845
 Net change in unrealized appreciation (depreciation)             (25,442,823)      (13,521,713)
  Change in net assets resulting from operations                   12,597,487        38,307,429
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                  (33,864,603)      (41,611,908)
  Class B Shares                                                   (3,157,991)       (1,898,925)
  Class C Shares                                                   (1,067,075)       (1,219,692)
 Distributions in excess of net investment income
  Class A Shares                                                   (2,893,224)             --
  Class B Shares                                                     (332,555)             --
  Class C Shares                                                      (99,766)             --
 Distributions from net realized gains
  Class A Shares                                                   (5,887,308)         (894,502)
  Class B Shares                                                     (554,488)          (44,667)
  Class C Shares                                                     (229,139)          (30,361)
  Change in net assets resulting from distributions to            (48,086,149)      (45,700,055)
  shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                     161,534,404       314,593,464
 Net asset value of shares issued to shareholders
 in payment of distributions declared                              30,227,698        27,833,467
 Cost of shares redeemed                                         (210,426,834)     (336,588,031)
  Change in net assets resulting from share transactions          (18,664,732)        5,838,900
  Change in net assets                                            (54,153,394)       (1,553,726)
 NET ASSETS:
 Beginning of period                                              747,748,242       749,301,968
 End of period (including undistributed net
 investment income of $0 and $18,772, respectively)            $  693,594,848    $  747,748,242

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED MARCH 31,
                         1997       1996      1995       1994       1993       1992       1991
1990      1989       1988
 NET ASSET VALUE,
 BEGINNING OF           $10.82     $10.92     $11.20     $11.62     $10.98     $10.61     $10.47
$10.26     $10.03     $10.80
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment          0.55       0.66       0.67       0.66       0.66       0.67       0.71
0.72       0.72       0.73
  income
  Net realized and
  unrealized gain
  (loss)
  on investments         (0.36)     (0.09)     (0.05)     (0.40)      0.64       0.37       0.14
0.21       0.23      (0.77)
  Total from
  investment              0.19       0.57       0.62       0.26       1.30       1.04       0.85
0.93       0.95      (0.04)
  operations
 LESS DISTRIBUTIONS
  Distributions
  from net
  investment             (0.55)     (0.66)     (0.67)     (0.66)     (0.66)     (0.67)     (0.71)
(0.72)     (0.72)     (0.73)
  income
  Distributions in
  excess of net
  investment
  income(a)              (0.05)       --         --         --         --          --        --
--        --         --
  Total distributions
  from net investment    (0.60)     (0.66)     (0.67)     (0.66)     (0.66)     (0.67)     (0.71)
(0.72)     (0.72)     (0.73)
  income
  Distributions
  from net
  realized gain on
  investments            (0.10)     (0.01)     (0.23)     (0.02)      --         --         --
--         --         --
  Total                  (0.70)     (0.67)     (0.90)     (0.68)     (0.66)     (0.67)     (0.71)
(0.72)     (0.72)     (0.73)
  distributions
 NET ASSET VALUE,
 END OF PERIOD          $10.31     $10.82     $10.92     $11.20     $11.62     $10.98     $10.61
$10.47     $10.26     $10.03
 TOTAL RETURN (B)         1.84%      5.32%      5.90%      2.10%     12.13%     10.05%     8.42%
9.20%      9.76%     (0.17)%
 RATIOS TO AVERAGE
 NET ASSETS
  Expenses                0.93%      0.98%      0.92%      0.84%      0.80%      0.84%      0.89%
0.90%      0.95%      0.95%
  Net investment          5.37%      5.97%      6.17%      5.59%      5.81%      6.17%      6.77%
6.80%      7.07%      7.28%
  income
  Expense waiver/
  reimbursement(c)        0.14%      0.13%       --         --        --          --        --
--         --         --
 SUPPLEMENTAL DATA
  Net assets, end
  of period
  (000 omitted)       $595,515   $663,538   $708,712   $714,384   $706,126   $590,118   $511,611
$474,797   $440,445   $388,916
  Portfolio turnover        33%        29%        41%        27%        13%        8%         45%
25%        58%        55%

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED MARCH 31,
                                                           1997      1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $10.82      $10.92      $11.06
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.47        0.56        0.40
  Net realized and unrealized gain (loss) on investments            (0.37)      (0.09)      (0.03)
  Total from investment operations                                   0.10        0.47        0.37
 LESS DISTRIBUTIONS
  Distributions from net investment income                          (0.47)      (0.56)      (0.40)
  Distributions in excess of net investment income(b)               (0.04)        --          --
  Total distributions from net investment income                    (0.51)      (0.56)      (0.40)
  Distributions from net realized gain on investments               (0.10)      (0.01)      (0.11)
  Total distributions                                               (0.61)      (0.57)      (0.51)
 NET ASSET VALUE, END OF PERIOD                                    $10.31      $10.82      $10.92
 TOTAL RETURN(C)                                                     0.94%       4.40%       3.49%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           1.82%       1.86%       1.84%*
  Net investment income                                              4.50%       5.23%       5.94%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $77,536     $58,296     $18,201
  Portfolio turnover                                                   33%         29%         41%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 26, 1994 (date of initial public offering) to March 31, 1995.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(For a share outstanding throughout each period)

                                                                    YEAR ENDED MARCH 31,
                                                      1997      1996           1995        1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                $10.82      $10.92      $11.20       $11.70
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                 0.46        0.56        0.58         0.52
  Net realized and unrealized gain (loss) on          (0.36)      (0.09)      (0.05)       (0.48)
  investments
  Total from investment operations                     0.10        0.47        0.53         0.04
 LESS DISTRIBUTIONS
  Distributions from net investment income            (0.46)      (0.56)      (0.58)       (0.52)
  Distributions in excess of net investment           (0.05)        --         --            --
  income(b)
  Total distributions from net investment income      (0.51)      (0.56)      (0.58)       (0.52)
  Distributions from net realized gain on             (0.10)      (0.01)      (0.23)       (0.02)
  investments
  Total distributions                                 (0.61)      (0.57)      (0.81)       (0.54)
 NET ASSET VALUE, END OF PERIOD                      $10.31      $10.82      $10.92       $11.20
 TOTAL RETURN(C)                                       0.95%       4.42%       4.96%        0.17%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                             1.81%       1.82%       1.81%        1.80%*
  Net investment income                                4.51%       5.16%       5.28%        4.70%*
  Expense waiver/reimbursement(d)                      0.01%       0.04%        --            --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $20,544     $25,914     $22,389       $22,066
  Portfolio turnover                                     33%         29%         41%           27%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1993 (date of initial public offering) to March 31, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1997, the Fund for federal tax purposes, had a capital loss carryforward of $30,587, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR     EXPIRATION AMOUNT
    2005                 $30,587

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

INVESTMENT RISK -- Although the Fund has a diversified portfolio, the Fund has 19% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher yield securities are accomplished by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund held defaulted securities with a value aggregating $24,871,876, representing 3% of the Fund's net assets at March 31, 1997.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1997, par value shares ($ 0.01 per share) authorized were as follows:

                              NUMBER OF PAR VALUE
 CLASS NAME                 CAPITAL STOCK AUTHORIZED
 Class A Shares                   375,000,000
 Class B Shares                   250,000,000
 Class C Shares                   375,000,000
  Total shares authorized       1,000,000,000

Transactions in capital stock were as follows:

                                                                       YEAR ENDED MARCH 31,
                                                             1997                              1996
 CLASS A SHARES                                   SHARES             AMOUNT           SHARES
AMOUNT
 Shares sold                                    11,574,693      $   121,849,621      23,530,576      $
259,873,935
 Shares issued to shareholders in
 payment of distributions declared               2,586,707           27,181,535       2,377,750
26,169,718
 Shares redeemed                               (17,732,936)        (185,898,913)    (29,468,002)
(325,138,363)
  Net change resulting from
  Class A Share transactions                    (3,571,536)     $   (36,867,757)     (3,559,676)     $
(39,094,710)
                                                                       YEAR ENDED MARCH 31,
                                                             1997                              1996
 CLASS B SHARES                                   SHARES             AMOUNT           SHARES
AMOUNT
 Shares sold                                     3,354,939      $   35,239,171        4,157,827      $
45,890,492
 Shares issued to shareholders in
 payment of distributions declared                 203,345           2,136,903           91,690
1,011,056
 Shares redeemed                                (1,426,287)        (14,965,753)        (526,969)
(5,813,110)
  Net change resulting from
  Class B Share transactions                     2,131,997       $  22,410,321        3,722,548      $
41,088,438
                                                                       YEAR ENDED MARCH 31,
                                                             1997                              1996
 CLASS C SHARES                                   SHARES             AMOUNT           SHARES
AMOUNT
 Shares sold                                       423,472       $    4,445,612        797,328       $
8,829,037
 Shares issued to shareholders in
 payment of distributions declared                   86,450             909,260
59,235             652,693
 Shares redeemed                                   (912,686)         (9,562,168)      (511,334)
(5,636,558)
  Net change resulting from
  Class C Share transactions                       (402,764)         (4,207,296)       345,229       $
3,845,172
  Net change resulting from
  share transactions                             (1,842,303)     $  (18,664,732)       508,101       $
5,838,900

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.30% of the Fund's average daily net assets, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF AVERAGE
 SHARE CLASS NAME        DAILY NET ASSETS
 Class B Shares               0.75%
 Class C Shares               0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of each class of shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS -- During the period ended March 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $236,950,000 and $229,118,698 respectively.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended March 31, 1997, were as follows:

PURCHASES       $236,079,898
SALES           $258,708,997

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of FEDERATED MUNICIPAL
SECURITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated Municipal Securities Fund, Inc. as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Municipal Securities Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
May 2, 1997



DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS
John F. Donahue
Chairman

J. Christopher Donahue
President

Richard B. Fisher
Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

S. Elliott Cohan
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphic]

Cusip 313913105
Cusip 313913204
Cusip 313913303
8042830 (5/97)



     A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/4/76 to 3/31/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $21,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $71,593 on 3/31/97.

     A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/4/76 to 3/31/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $47,077 on 3/31/97.

     A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/87 to 3/31/97. The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of a hypothetical initial investment of $26,000 in the fund's Class A Shares would have grown to $46,494 on 3/31/97.

     A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Municipal Securities Fund, Inc., based on a 4.50% sales charge, are represented by a solid line. The Lehman Brothers Revenue Bond Index (the "LBRBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LBRBI. The "x" axis reflects computation periods from 3/31/87 to 3/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBRBI. The ending values were $17,730 and $22,133, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 3/31/97 and from the fund's start of performance (10/4/76) to 3/31/97. The total returns were (2.75%), 4.42%, 5.89% and
6.12%, respectively.

     A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Municipal Securities Fund, Inc. are represented by a solid line. The LBRBI is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LBRBI. The "x" axis reflects computation periods from 7/26/94 to 3/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LBRBI. The ending values were $10,434 and $12,398, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the start of performance of Class B Shares (7/26/94) to 3/31/97. The total returns were (4.62%) and 1.74%, respectively.

     A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Municipal Securities Fund, Inc. are represented by a solid line. The LBRBI is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LBRBI. The "x" axis reflects computation periods from 4/21/93 to 3/31/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBRBI. The ending values were $11,082 and $12,663, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the start of performance of Class C Shares (4/21/93) to 3/31/97. The total returns were (0.03%) and 2.64%, respectively.